UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17305 Daimler St., Irvine CA 92614

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CYRX	The Nasdaq Capital Market
Registered Warrants	CYRXW	The Nasdaq Capital Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cryoport, Inc. (the “Company”) held 2019 Annual Meeting of Stockholders (“Annual Meeting”) on May 2, 2019. The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting, each of which is described in detail in the Proxy, are set forth below.

Proposal No. 1: Election of the Board of Directors to serve until the Company’s 2020 Annual Meeting of Stockholders. The individuals listed below were elected to serve as directors of the Company until the next annual meeting of the stockholders and until their successors are duly elected and qualified:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Richard Berman	9,327,356	6,487,835	7,636,456
Daniel M. Hancock	15,731,098	84,093	7,636,456
Robert Hariri, M.D., PhD.	10,666,012	5,149,179	7,636,456
Ramkumar Mandalam, PhD.	9,826,330	5,988,861	7,636,456
Jerrell W. Shelton	15,386,855	428,336	7,636,456
Edward J. Zecchini	15,491,103	324,088	7,636,456

	Votes For	Votes Against	Abstain	Broker Non-Votes
Proposal No. 2: Ratify the Audit Committee’s selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal was approved.	23,207,560	234,408	9,679	--

Proposal No. 3: To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2019 Annual Meeting of Stockholders. This proposal was approved.	8,416,784	7,258,091	140,316	7,636,456

	1 Year	2 Year	3 Year	Abstain	Broker Non-Vote
Proposal No. 4: To determine, on an advisory basis, the frequency with which the Stockholders of the Company wish to have an advisory vote on the compensation of the named officers.	9,615,393	1,390,558	4,688,318	120,922	7,636,456

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: May 3, 2019	By:	/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer